EXHIBIT 99.1


NAME AND ADDRESS OF REPORTING PERSON:

                  Merlin General Partner II Limited
                  33 King Street
                  St. James's London SW1Y 6RJ United Kingdom

ISSUER NAME AND TICKER OR TRADING SYMBOL:

                  EpiCept Corporation ("EPCT")

DATE OF EVENT REQUIRING STATEMENT:

                  January 4, 2006


Explanation of Responses:
-------------------------

         This Form 3 is filed by Merlin General Partner II Limited, Merlin Biosciences Fund L.P. and Merlin Biosciences Fund GbR. Each Reporting Person is a member of a 13G Group reporting more than 10% ownership of the Common Stock of EpiCept Corporation. Each Reporting Person disclaims beneficial ownership of all indirectly owned securities reported on this Form in excess of such Reporting Person's pecuniary interest therein.

                             JOINT FILER INFORMATION


NAME:             Merlin General Partner II Limited

ADDRESS:          33 King Street
                  St. James's London SW1Y 6RJ
                  United Kingdom

ISSUER AND TICKER SYMBOL:  EpiCept Corporation (EPCT)

DATE OF EVENT REQUIRING STATEMENT:  January 4, 2006

RELATIONSHIP OF REPORTING PERSONS TO ISSUER:   Member of 13G Group reporting
                                               more than 10% ownership.



SIGNATURE:  Merlin General Partner II Limited

            By: /s/ Denzil Boschat
                -----------------------------------------
                Denzil Boschat
                Director



Dated: January 4, 2006

                             JOINT FILER INFORMATION


NAME:             Merlin Biosciences Fund L.P.

ADDRESS:          33 King Street
                  St. James's London SW1Y 6RJ
                  United Kingdom

ISSUER AND TICKER SYMBOL:  EpiCept Corporation (EPCT)

DATE OF EVENT REQUIRING STATEMENT:  January 4, 2006

RELATIONSHIP OF REPORTING PERSONS TO ISSUER:   Member of 13G Group reporting
                                               more than 10% ownership.



SIGNATURE:  Merlin Biosciences Fund L.P.

            By: Merlin General Partner II Limited,
                its General Partner

                By: /s/ Denzil Boschat
                    -----------------------------------------
                    Denzil Boschat
                    Director



Dated: January 4, 2006

                             JOINT FILER INFORMATION


NAME:             Merlin Biosciences Fund GbR

ADDRESS:          33 King Street
                  St. James's London SW1Y 6RJ
                  United Kingdom

ISSUER AND TICKER SYMBOL:  EpiCept Corporation (EPCT)

DATE OF EVENT REQUIRING STATEMENT:  January 4, 2006

RELATIONSHIP OF REPORTING PERSONS TO ISSUER:   Member of 13G Group reporting
                                               more than 10% ownership.



SIGNATURE:  Merlin Biosciences Fund GbR

            By: Merlin General Partner II Limited,
                its General Partner

                By: /s/ Denzil Boschat
                    -----------------------------------------
                    Denzil Boschat
                    Director



Dated: January 4, 2006